SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________


                                    Form 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 January 6, 1998
                                (Date of Report)





                              MITEK SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 0-15235


           Delaware                                    87-0418827
(State or Other Jurisdiction               (IRS Employer Identification No.)
      of Incorporation)


                            10070 Carroll Canyon Road
                           San Diego, California 92131
                    (Address of Principal Executive Offices)


                                 (619) 635-5900
                          (Registrant's Telephone No.)






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Item 5.  Other Events.


     Elliot Wassarman has been appointed Chief Executive Officer of Mitek Systems, Inc. (the "Company") effective January 5, 1998. Mr. Wassarman has also been appointed to the board of directors of the Company.

     In addition, effective January 5, 1998, John Kessler resigned from the position of Chief Executive Officer and the board of directors and assumed the position of Chief Financial Officer.

     The text of a press release dated December 23, 1997 announcing these changes is attached as an exhibit and is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 6, 1998                 MITEK SYSTEMS, INC.



                                        By: /s/John Thornton
                                            John Thornton
                                            Chairman of the Board of Directors

                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit Number               Description                           Numbered Page

    20.1          Text of press release dated December 23, 1997          *